                                                                    EXHIBIT 25.1



                       POWERS OF ATTORNEY FROM DIRECTORS
                           OF THE COMPANY AUTHORIZING
                            SIGNATURE OF THIS REPORT

                                                                    EXHIBIT 25.1
                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 28 th day of February, 1997.



                                        /s/ Yves Paul Cotrel, M.D.
                                        --------------------------
                                        Yves Paul Cotrel, M.D.






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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 25 th day of February, 1997.



                                        /s/ Samuel F. Hulbert
                                        -------------------------------
                                        Samuel F. Hulbert, Ph.D.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 28 th day of February, 1997.



                                        /s/ Marie-Helene Plais
                                        ------------------------
                                        Marie-Helene Plais, M.D.






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                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 21 st day of February, 1997.



                                        /s/ George F. Rapp, M.D.
                                        ------------------------
                                        George F. Rapp, M.D.

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 25 th day of February, 1997.



                                        /s/  Robert A. Compton
                                        -------------------------
                                        Robert A. Compton

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 21 st day of February, 1997.



                                        /s/ L. D. Beard
                                        ------------------------
                                        L. D. Beard

                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT that the undersigned Director of Sofamor Danek Group, Inc., an Indiana corporation, hereby constitutes and appoints J. Mark Merrill, Laurence Y. Fairey and Richard E. Duerr, Jr., and each of them, his true and lawful agents and attorneys-in-fact, for him and in his name, place and stead in any and all capacities, to sign for the undersigned the Annual Report of the company on Form 10-K for the fiscal year ended December 31, 1996 to be filed with the Securities and Exchange Commission, Washington, D.C., and any and all amendments thereto; hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, or in any one or more of them, as herein authorized.

         WITNESS MY SIGNATURE, this 21 st day of February, 1997.



                                        /s/ George W. Bryan, Sr.
                                        ------------------------
                                        George W. Bryan, Sr.